                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407

                  Nuveen Diversified Dividend and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

                      NUVEEN
                 DIVERSIFIED
                DIVIDEND AND
                 INCOME FUND
                         JDD

                        HIGH CURRENT INCOME AND
                        TOTAL RETURN FROM A
                        PORTFOLIO OF DIVIDEND-PAYING
                        COMMON STOCKS, REIT STOCKS,
                        EMERGING MARKETS
                        DEBT, AND SENIOR LOANS

                                                                     NUVEEN LOGO

COVER PHOTO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder,

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JDD)

PORTFOLIO MANAGERS'
          COMMENTS

This Fund is subadvised by four teams of specialists from NWQ, Security Capital Research & Management Incorporated, Wellington Management Company and Symphony Asset Management. NWQ Investment Management Company, LLC, ("NWQ") an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund is managed by a team at Security Capital Research & Management Incorporated ("Security Capital"), a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 23 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP ("Wellington") invests its portion of the Fund's assets in emerging markets debt. James W. Valone, who has more than 19 years of investment management experience, heads the team.

Symphony Asset Management, LLC, ("Symphony") an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington and Symphony talk about the markets, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS YOU FACED DURING THIS ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2006?
Economic conditions throughout 2006 were generally favorable as a pronounced slowdown in the housing market was more than offset by stabilization in interest rates and energy prices combined with low unemployment and strong consumer confidence. The second half of 2006 turned out to be a particularly good period for investors. During the first half of last year, the Federal Reserve "Fed" hiked interest rates four times with June being the last occurrence. As the second half of the year began, it became clearer that a pause in the interest rate tightening cycle was at hand. Through mid-year, despite double-digit earnings gains, returns for the equity markets were relatively modest and bond returns were negative. However, after mid-year with the Fed on hold, the U.S. stock market marched steadily to a series of multi-year highs spurred by corporate earnings which continued to come in above expectations. Equity markets shrugged off any concerns regarding housing, a slowdown in global/domestic growth, or an extended pause in consumer spending. The supply/demand situation for common stocks stayed favorable as strong corporate balance sheets and cash flows funded acquisitions and share buybacks as well as attracted takeovers from private equity firms. For the year, value stocks outperformed growth, and large and small capitalization stocks outpaced mid caps.

Real estate stocks generated strong returns in the fourth quarter capping a near-record performance year in the context of a healthy U.S. economy, strong operating fundamentals, continued low interest rates and broadly based investment demand for real estate assets. All sectors generated attractive positive returns, with mall, self-storage and office stocks outperforming during the quarter, and the lodging, industrial and diversified stocks lagging. For 2006 as a whole, the office, self-storage and multifamily stocks were the performance leaders with lodging, malls and industrial companies lagging.

The market for emerging markets debt, represented by the JP Morgan Emerging Markets Bond Index Global Diversified Index (EMBIGD), finished out the year with a return of 9.86%. Global liquidity remained abundant, with the Federal Reserve on hold since June and other central banks raising interest rates at a gradual pace, if at all. The market's appetite for risky assets remained strong, driven by improvements in credit quality and strong supply-demand conditions. Argentina was by far the best performing country for the year, due to its continued economic recovery and credit improvement following its debt restructuring. Generally speaking, lower quality issuers outperformed higher quality issuers in this environment. The top performing countries in the benchmark were Argentina, the Dominican Republic, Uruguay, the Philippines, and Indonesia. Ecuador was the only country in the benchmark to experience a negative return, but others that lagged the broader market included higher credit quality countries such as Hungary, South Africa, Poland, and Egypt.

The leverage loan market was also a beneficiary of these macroeconomic conditions as it experienced a record year. The year was highlighted by record new issuance, record leveraged merger financing and record inflows into the leveraged loan asset class. Near historical low default rates contributed to continued spread tightening. The leveraged loan market's ability to efficiently digest record issuance surprised many skeptics. A flurry of jumbo deals that were brought to market, including the largest LBO loan ever for HCA, demonstrated significant liquidity and depth in the loan market. The CSFB Leveraged Loan Index returned 2.01% during the fourth quarter and 7.33% for the year. As of the end of December, the Index had registered 50 consecutive months of positive returns.

WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?
For the dividend-paying common stock portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the year, we increased our telecommunications/media exposure and also took new common stock positions in Caterpillar, General Electric, Motorola, Pfizer, and Stora Enso Oyj. Our analysis indicated that these companies possessed solid fundamentals, compelling valuations, and attractive risk/reward relationships. We eliminated Dominion Resources, J Sainsbury, Merck & Company, and Sprint Nextel from the portfolio based on valuation concerns, and Albertsons Inc. and Kerr McGee Corp. after these companies received takeover offers. The Kerr McGee sell reduced our overall energy exposure; however, we continue to have a favorable opinion of the group based on our analysis of global supply conditions for crude oil and natural gas and its impact on industry fundamentals, the outlook on company cash flow growth, and valuations. We also opportunistically increased our financial services stakes with additions to our positions of Aon, Citigroup, Hartford Financial Services, and IndyMac Bancorp.

In managing the real estate portion of the JDD portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Our investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long-run. Throughout 2006, the portfolio continued to emphasize companies and property types associated with shorter lease terms (e.g. multifamily, hotels, etc.) and underweight more defensive, bond-like companies and property types typically reflecting longer lease terms (e.g. malls and shopping centers). Across all real estate sectors, we favored companies with properties located in the strongest infill markets. These "high barrier to entry" markets are defined by constraints which limit new construction, a quality that over the long-term has the potential provide superior value enhancement and a real inflation hedge.

Throughout the year within the emerging markets debt portion of the portfolio, we sought to add value by identifying countries and securities with attractive risk and return profiles as well as utilized our ability to invest a portion of the Portfolio in local market issues, granted in the second half of 2006, which broadened our investment universe. We remained broadly neutral on emerging markets debt over the period as our positive view on credit trends and supply-demand dynamics were balanced by high asset valuations. We shifted portfolio positioning to favor higher quality issuers heading into the emerging markets sell-off in May and June on concerns that tightening global liquidity would put pressure on credit spreads. As market sentiment stabilized, we took the opportunity to return to a relatively neutral position. Country selection and relative value trades throughout the year were the key focus of our portfolio management strategy. Spread compression created some opportunities to capture security mispricings, as did volatility surrounding elections in certain markets.

During the year we continued to manage the senior corporate loans and other debt instruments portion of the portfolio using fundamental analysis to select loans that we believed offer strong asset coverage and attractive risk-adjusted returns. Given the strength of the economy and the overall loan market we have focused on avoiding loans we believed had not been structured properly as well as loans that we believe would have earnings volatility in a weakening economy. Given these views, we continued to position the portfolio in a more conservative manner. We have also tried to focus the portfolio on larger capitalization companies as we believed that these companies would perform better than smaller companies over the course of a credit cycle.

During the year we avoided the loans of most automotive part suppliers as well as smaller homebuilders and land developers, even though many loans in both sectors traded at a discount throughout the year. We also avoided many smaller loans that were done to finance leveraged buyouts. We did not believe that there is sufficient incremental spread in many small loans to compensate for potential illiquidity and volatility if earnings should become challenged. Throughout the year, we focused on adding high quality new-issue loans at par. Given the elevated trading levels of the marketplace, we focused on the new issue market to buy loans. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we did not believe that second lien loans offer sufficient spread to compensate investors for potential volatility and lower recovery rates.
HOW DID THE FUND PERFORM?
Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the twelve-months ended December 31, 2006


----------------------------------------------------------------------------------------------------
JDD                                           22.66%(1)
----------------------------------------------------------------------------------------------------
Comparative Benchmark(2)                      19.37%
----------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

As indicated in the accompanying table, the Nuveen Diversified Dividend and Income Fund outperformed its comparative benchmark, for the twelve-months ended December 31, 2006.

The equity portfolio had several positions that performed particularly well for the year, including a strong gain in Korean steel manufacturer, POSCO. The shares rose sharply on improving fundamentals in the steel industry brought on by ongoing consolidation trends. In the defense sector, our investments of Lockheed Martin and Raytheon outperformed due to benign political pressures and a healthy outlook for defense spending given improving international demand. Our utility investments benefited from a surge in demand for global utilities given their attractive yields and ongoing consolidation in the sector. Our tobacco stocks gained on an improving litigation environment and stronger industry fundamentals, including favorable pricing and volumes. Finally, our energy investments outperformed as high oil prices and increased production volumes are driving strong earnings and cash flows. Overall fundamentals in

--------------------------------------------------------------------------------
1 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown in the table do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's total return on NAV for the twelve months ended December 31, 2006, when this benefit is included is 24.26%.
2 Comparative benchmark performance is a blended return consisting of: 1) 18.75%
  of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------
the oil and gas industry remain healthy as companies are using their operating profits to pay down debt and buy back shares.

Over the past year the Fund's real estate investments in the health care and multifamily sector performed very well versus the Specialized Real Estate Securities Benchmark(3). While the relative performance of multifamily real estate stocks eased as 2006 progressed, their pricing and performance was buoyed by a strong rebound in rent and occupancy levels. This occurred in the context of healthy U.S. job growth and a decrease in the affordability of for-sale housing even as - or probably because - for-sale conditions have weakened in many markets.

The strong performance of companies owning and operating real estate properties in the health care sector reflect the culmination of a multi-year improvement of operating fundamentals combined with limited new supply. While short-term volatility in this sector was expected, we were encouraged with the long-term potential of health care, driven by favorable demographics and a new class of companies led by high quality, professional management teams.

Office operating fundamentals showed steady quarter-to-quarter improvement with pockets of more pronounced strength in key coastal markets, including New York, Washington D.C., and Los Angeles. This research-based theme was rewarded, as many of our specific selections within the office sector substantially outperformed their respective sector components of the Specialized Real Estate Securities Benchmark, highlighted by the Fund's investment in Equity Office Properties (6.8%, NYSE: EOP), the target of a $36.0 billion takeover bid.

The emerging market debt component of the portfolio benefited from strong country and security selection in Latin America, Emerging Europe and Africa. Decisions to overweight Argentina and Brazil and to underweight Ecuador and Lebanon helped returns, as did underweight exposure to high quality issuers such as Hungary, Egypt, Poland, China and Morocco. Security selection within Brazil and Ecuador was also additive to performance. Local market instruments, particularly in Argentina and Brazil, were positive contributors to portfolio results.

--------------------------------------------------------------------------------
3 The Specialized Real Estate Securities Benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial LC real estate database. Returns are computed from this database by a third party service provider.
--------------------------------------------------------------------------------

In the senior loan component of the portfolio, one security that positively impacted the Fund's performance during the twelve-month period was the Federal Mogul term loan position. The Federal Mogul term loan traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Successful restructuring efforts and financial results show progress on the company's Chapter 11 emergence.

The Fund had several positions that constrained performance over this reporting period. In the equity portion of the Fund, rising cost pressures, lowered aluminum contract pricing, as well as concerns regarding global economic growth contributed to a decline in our shares of Alumina Limited, while paper stocks lagged due to margin pressures and weak demand characteristics in the forest product industry. The paper industry continues to make positive fundamental changes such as shuttering capacity and monetizing timber assets at attractive valuations; however, a lackluster advertising environment remains an obstacle for industry growth.

After appreciating strongly at the beginning of the year, our shares of insurance broker Aon posted a modest decline for the year as the company lowered its earnings guidance from previous lofty expectations. Our recent purchase of Motorola also detracted from performance as the company reported that its revenues are being pressured because of a higher mix of lower priced, low-end handsets and greater price competition as the company expands its presence in emerging markets (i.e. China, India, and Latin America) where the cell phone industry is still under penetrated.

While, on the whole, the real estate component of the portfolio produced attractive positive returns, in seeking to maintain the income and sector diversification objectives of the Fund, many investments in the industrial, storage and historically defensive shopping center sectors underperformed the Specialized Real Estate Securities Benchmark as a whole in 2006.

In its emerging markets debt sleeve, any drag on performance was primarily due to overweighting to Russia, Trinidad & Tobago, Mexico and Malaysia, in addition to security selection and spread curve positioning in Argentina and Venezuela.

One position that had a negative impact on the portfolio was D.R. Horton, whose bonds traded down during the period due to the decrease in new home orders, investor concern about a severe slowdown in homebuilding activity, and increasing mortgage rates.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying investments as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. During the twelve-month period, the Fund declared two monthly distribution increases; most recently in December to $0.125 per share.

As of December 31, 2006, the Fund was trading at a 9.42% premium to its net asset value. Over the course of the twelve-month reporting period, the fund traded at an average discount of -4.84%.

We are providing you with information regarding your Fund's distributions. This information is as of December 31, 2006, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.
  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.
  - Because distribution source estimates are updated monthly during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-------------------------------------------------------------------------------
    AS OF 12/31/2006                                                    JDD
-------------------------------------------------------------------------------
    Inception date                                                  9/25/03
    Calendar Year:
      Per share distribution:
        From net investment income                                    $0.98
        From short-term capital gains                                 $0.09
        From long-term capital gains                                  $0.28
        From return of capital                                           --
      Total per share distribution                                    $1.35
      Distribution rate on NAV                                        7.02%

    One-year total return on NAV                                     22.66%
    Annualized since inception total return on NAV                   18.53%
-------------------------------------------------------------------------------

RETENTION OF REALIZED LONG-TERM
     CAPITAL GAINS

NOTICE CONCERNING RETENTION OF REALIZED LONG-TERM CAPITAL GAINS BY CERTAIN NUVEEN CLOSED-END FUNDS

On December 15, 2006, the Nuveen Real Estate Income Fund (AMEX: JRS), Nuveen Diversified Dividend and Income Fund (NYSE: JDD), and Nuveen Tax-Advantaged Total Return Strategy Fund (NYSE: JTA) announced that each Fund would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and to pay required Federal corporate income taxes on these gains.

The Funds' Board of Trustees believes retaining realized long-term capital gains may benefit shareholders by enabling the Funds to better preserve and grow their capital base, providing the opportunity over time for more stable and/or growing distributions and share price, increased portfolio diversification and lower operating expenses, as well as greater flexibility in structuring and managing the Funds' investments.

Common shareholders of record on December 29, 2006 must include their pro-rata share of their Fund's retained gains on their 2006 federal income tax returns. They will be entitled to a corresponding federal income tax credit (or refund) of their pro rata share of taxes their fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the fund. Each Fund's net asset value on December 27, 2006 was reduced to reflect the accrual of the Fund's estimated tax liability as shown below.

Per share estimates of each fund's retained long-term capital gains and corresponding Federal corporate income taxes paid are as follows:

PER SHARE                                                        JDD
-----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $  0.7192
Less Federal Income Taxes Paid by Fund                          (0.2517)
NET LONG-TERM CAPITAL GAIN RETAINED                           $  0.4675
-----------------------------------------------------------------------

Final amounts for retained gains and taxes paid were reported to shareholders of record on IRS Form 2439 in early 2007. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2006. More details about these funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/cef.

Nuveen Diversified Dividend and Income Fund
JDD

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------
Real Estate Investment Trust Common Stocks                                 28.2%
--------------------------------------------------------------------------------
Common Stocks                                                              25.0%
--------------------------------------------------------------------------------
Emerging Markets Debt and Foreign Corporate Bonds                          22.6%
--------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                        20.9%
--------------------------------------------------------------------------------
Short-Term Investments                                                      1.9%
--------------------------------------------------------------------------------
Corporate Bonds                                                             1.4%
--------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS PER SHARE BAR CHART)


Jan                                                                         0.11
Feb                                                                         0.11
Mar                                                                         0.11
Apr                                                                         0.11
May                                                                         0.11
Jun                                                                         0.11
Jul                                                                         0.11
Aug                                                                         0.11
Sep                                                                       0.1175
Oct                                                                       0.1175
Nov                                                                       0.1175
Dec                                                                        0.125

(SHARE PRICE PERFORMANCE CHART)
Price performance is not predictive of future results.



1/01/06                                                                    16.44
                                                                           16.34
                                                                           16.81
                                                                           16.65
                                                                           16.71
                                                                           16.75
                                                                           17.00
                                                                           16.72
                                                                           16.84
                                                                           17.08
                                                                           17.17
                                                                           16.90
                                                                           17.05
                                                                           16.93
                                                                           17.13
                                                                           16.67
                                                                           16.84
                                                                           16.95
                                                                           17.13
                                                                           17.05
                                                                           16.66
                                                                           16.84
                                                                           16.98
                                                                           16.99
                                                                           16.78
                                                                           16.34
                                                                           16.89
                                                                           16.85
                                                                           17.57
                                                                           16.57
                                                                           17.00
                                                                           17.22
                                                                           17.33
                                                                           17.55
                                                                           17.55
                                                                           17.55
                                                                           18.19
                                                                           18.14
                                                                           18.34
                                                                           18.50
                                                                           18.17
                                                                           18.89
                                                                           18.83
                                                                           19.10
                                                                           19.28
                                                                           19.16
                                                                           19.16
                                                                           19.00
                                                                           19.27
                                                                           19.35
                                                                           20.27
                                                                           19.97
                                                                           20.00
                                                                           20.44
                                                                           21.03
12/31/06                                                                   21.03


FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price(1)                                                     $21.03
--------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                           $19.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  9.42%
--------------------------------------------------------------------------------
Current Distribution Rate(2)                                               7.13%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $387,432
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(Inception 9/25/03)

--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                       38.72%       22.66%

--------------------------------------------------------------------------------
Since
Inception                                                    20.60%       18.53%

---------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
Real Estate Investment Trust                                               28.2%
--------------------------------------------------------------------------------
Emerging Markets Debt                                                      22.6%
--------------------------------------------------------------------------------
Media                                                                       5.0%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.4%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 2.8%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.8%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.5%
--------------------------------------------------------------------------------
Tobacco                                                                     2.0%
--------------------------------------------------------------------------------
Insurance                                                                   2.0%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  1.9%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              1.8%
--------------------------------------------------------------------------------
Containers & Packaging                                                      1.7%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     1.7%
--------------------------------------------------------------------------------
Other                                                                      21.6%
--------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
Office                                                                      8.4%
--------------------------------------------------------------------------------
Specialized                                                                 8.2%
--------------------------------------------------------------------------------
Residential                                                                 5.1%
--------------------------------------------------------------------------------
Retail                                                                      4.5%
--------------------------------------------------------------------------------
Industrial                                                                  1.6%
--------------------------------------------------------------------------------


EMERGING MARKETS DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
Russian Federation                                                          2.2%
--------------------------------------------------------------------------------
Argentina                                                                   1.9%
--------------------------------------------------------------------------------
Brazil                                                                      1.6%
--------------------------------------------------------------------------------
Mexico                                                                      1.2%
--------------------------------------------------------------------------------
Columbia                                                                    1.1%
--------------------------------------------------------------------------------


1 Common Share Net Asset Value (NAV) reflects a downward adjustment, made subsequent to December 31, 2006, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of Federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2006, and did not reflect the knowledge of the subsequent adjustment to NAV.

2 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are 40.37% and 21.04%, for the one-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are 24.26% and 19.00%, for the one-year and since inception periods, respectively.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2006, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                            (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 20, 2007

Nuveen Diversified Dividend and Income Fund (JDD)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 35.7% (25.0% OF TOTAL INVESTMENTS)
                AEROSPACE & DEFENSE - 1.9%
    32,600      Lockheed Martin Corporation                                                                        $    3,001,482
    85,000      Raytheon Company                                                                                        4,488,000
---------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                               7,489,482
                -----------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 1.1%
    85,000      JPMorgan Chase & Co.                                                                                    4,105,500
---------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 1.9%
    69,200      Bank of America Corporation                                                                             3,694,588
    65,000      Wachovia Corporation                                                                                    3,701,750
---------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  7,396,338
                -----------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 1.3%
   105,000      Pitney Bowes Inc.                                                                                       4,849,950
---------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.7%
   131,000      Motorola, Inc.                                                                                          2,693,360
---------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.8%
   146,300      Packaging Corp. of America                                                                              3,233,230
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.6%
   113,000      Citigroup Inc.                                                                                          6,294,100
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
   175,500      AT&T Inc.                                                                                               6,274,125
    90,000      KT Corporation, Sponsored ADR                                                                           2,281,500
    52,500      Telecom Italia S.p.A., Sponsored ADR                                                                    1,581,825
   105,000      Verizon Communications Inc.                                                                             3,910,200
---------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                           14,047,650
                -----------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.6%
    67,100      EDP -- Energias de Portugal, S.A., Sponsored ADR                                                        3,399,286
   118,000      Korea Electric Power Corporation, Sponsored ADR                                                         2,679,780
---------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                6,079,066
                -----------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.8%
   112,000      Newell Rubbermaid Inc.                                                                                  3,242,400
---------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.3%
    73,000      Kimberly-Clark Corporation                                                                              4,960,350
---------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.8%
    85,000      General Electric Company                                                                                3,162,850
---------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.5%
   100,800      Aon Corporation                                                                                         3,562,272
    65,400      Hartford Financial Services Group, Inc.                                                                 6,102,474
---------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         9,664,746
                -----------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.7%
    45,000      Caterpillar Inc.                                                                                        2,759,850
---------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 1.5%
    55,000      CBS Corporation, Class B                                                                                1,714,900
   118,300      Clear Channel Communications, Inc.                                                                      4,204,382
---------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                             5,919,282
                -----------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 1.5%
    84,900      Alumina Limited, Sponsored ADR                                                                     $    1,689,510
    33,000      POSCO, ADR                                                                                              2,728,110
     7,100      Rio Tinto PLC, Sponsored ADR                                                                            1,508,679
---------------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                                   5,926,299
                -----------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES - 0.7%
    82,800      United Utilities PLC, Sponsored ADR                                                                     2,543,616
---------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 3.5%
    33,000      ChevronTexaco Corporation                                                                               2,426,490
    41,800      ConocoPhillips                                                                                          3,007,510
    57,500      Eni S.p.A., Sponsored ADR                                                                               3,868,600
    60,000      Total SA, Sponsored ADR                                                                                 4,315,200
---------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                      13,617,800
                -----------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 1.3%
   105,500      International Paper Company                                                                             3,597,550
    97,000      Stora Enso Oyj, Sponsored ADR                                                                           1,531,630
---------------------------------------------------------------------------------------------------------------------------------
                Total Paper & Forest Products                                                                           5,129,180
                -----------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.5%
    71,000      Pfizer Inc.                                                                                             1,838,900
---------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.7%
    81,600      Fannie Mae                                                                                              4,846,224
   124,100      IndyMac Bancorp, Inc.                                                                                   5,604,356
---------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                       10,450,580
                -----------------------------------------------------------------------------------------------------------------
                TOBACCO - 2.9%
    88,200      Altria Group, Inc.                                                                                      7,569,324
    56,000      Loews Corp -- Carolina Group                                                                            3,624,320
---------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                          11,193,644
                -----------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.4%
    54,950      Vodafone Group PLC                                                                                      1,526,511
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (COST $99,955,160)                                                                138,124,684
                =================================================================================================================
    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 40.2% (28.2% OF TOTAL INVESTMENTS)
                INDUSTRIAL - 2.3%
   227,300      DCT Industrial Trust Inc.                                                                          $    2,682,140
   136,000      First Industrial Realty Trust, Inc.                                                                     6,377,040
---------------------------------------------------------------------------------------------------------------------------------
                Total Industrial                                                                                        9,059,180
                -----------------------------------------------------------------------------------------------------------------
                MORTGAGE - 0.4%
    45,000      American Home Mortgage Investment Corp.                                                                 1,580,400
---------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 12.1%
   200,300      Brandywine Realty Trust                                                                                 6,659,975
   219,100      Equity Office Properties Trust                                                                         10,554,047
   435,600      HRPT Properties Trust                                                                                   5,379,660
   158,900      Mack-Cali Realty Corporation                                                                            8,103,900
   146,800      Maguire Properties, Inc.                                                                                5,872,000
   115,400      Reckson Associates Realty Corporation                                                                   5,262,240
   416,000      Republic Property Trust                                                                                 4,800,640
---------------------------------------------------------------------------------------------------------------------------------
                Total Office                                                                                           46,632,462
                -----------------------------------------------------------------------------------------------------------------
                RESIDENTIAL - 7.2%
   114,900      Archstone-Smith Trust                                                                                   6,688,329
    57,500      AvalonBay Communities, Inc.                                                                             7,477,875
    86,200      Camden Property Trust                                                                                   6,365,870
   164,400      Post Properties, Inc.                                                                                   7,513,080
---------------------------------------------------------------------------------------------------------------------------------
                Total Residential                                                                                      28,045,154
                -----------------------------------------------------------------------------------------------------------------
                RETAIL - 6.4%
   252,900      Cedar Shopping Centers Inc.                                                                             4,023,639
    73,500      Federal Realty Investment Trust                                                                         6,247,500
   221,000      Kite Realty Group Trust                                                                                 4,115,020
    49,900      Macerich Company                                                                                        4,319,843

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                RETAIL (continued)
   107,100      New Plan Excel Realty Trust                                                                        $    2,943,108
    32,400      Simon Property Group, Inc.                                                                              3,281,796
---------------------------------------------------------------------------------------------------------------------------------
                Total Retail                                                                                           24,930,906
                -----------------------------------------------------------------------------------------------------------------
                SPECIALIZED - 11.8%
   314,200      Ashford Hospitality Trust Inc.                                                                          3,911,790
    78,500      Cogdell Spencer Inc.                                                                                    1,687,750
   350,000      DiamondRock Hospitality Company                                                                         6,303,500
   172,300      Extra Space Storage Inc.                                                                                3,146,198
   169,500      Health Care Property Investors Inc.                                                                     6,240,990
   148,700      Hersha Hospitality Trust                                                                                1,686,258
   166,000      Nationwide Health Properties, Inc.                                                                      5,016,520
    37,174      Public Storage, Inc.                                                                                    3,624,465
   355,000      Senior Housing Properties Trust                                                                         8,690,400
   253,100      U-Store-It Trust                                                                                        5,201,205
---------------------------------------------------------------------------------------------------------------------------------
                Total Specialized                                                                                      45,509,076
                -----------------------------------------------------------------------------------------------------------------
                TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                                      155,757,178
                 (COST $104,893,958)
                =================================================================================================================
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  VARIABLE RATE SENIOR LOAN INTERESTS - 29.8% (20.9% OF TOTAL INVESTMENTS) (4)
                  AEROSPACE & DEFENSE - 1.6%
 $    2,448       Hexcel Corporation, Term Loan B                       7.125%           3/01/12             BB-     $    2,454,100
      1,633       K&F Industries, Inc., Term Loan C                     7.350%          11/18/12              B+          1,641,245
      1,606       Vought Aircraft Industries, Inc., Term Loan           7.880%          12/22/11              B-          1,617,937
        364       Vought Aircraft Industries, Inc., Tranche B,          7.822%          12/22/10              B-            366,136
                   Letter of Credit
-----------------------------------------------------------------------------------------------------------------------------------
      6,051       Total Aerospace & Defense                                                                               6,079,418
-----------------------------------------------------------------------------------------------------------------------------------
                  AUTO COMPONENTS - 1.6%
      2,500       Federal Mogul Corporation, Term Loan A, (5)           7.600%           2/24/04             N/R          2,469,531
      1,864       Gen Tek Inc., Term Loan B                             7.362%          12/31/10              B+          1,872,147
      1,217       Tenneco Automotive Inc., Term Loan B                  7.360%          12/12/10             BB-          1,224,513
        534       Tenneco Automotive Inc., Term Loan B-1                7.349%          12/12/10             BB-            537,907
-----------------------------------------------------------------------------------------------------------------------------------
      6,115       Total Auto Components                                                                                   6,104,098
-----------------------------------------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS - 1.5%
      2,000       Armstrong World Industries, Term Loan                 7.100%          10/02/13              BB          2,006,375
      1,955       Nortek, Inc., Term Loan B                             7.360%           8/27/11               B          1,953,778
        982       Stile Acquisition Corporation, Canadian Term          7.380%           4/05/13             BB-            963,910
                   Loan
        983       Stile Acquisition Corporation, Term Loan B            7.380%           4/05/13             BB-            965,552
-----------------------------------------------------------------------------------------------------------------------------------
      5,920       Total Building Products                                                                                 5,889,615
-----------------------------------------------------------------------------------------------------------------------------------
                  CHEMICALS - 2.0%
      1,621       Georgia Gulf Corporation, Term Loan B                 7.350%          10/03/13              BB          1,631,068
      2,000       Hexion Specialty Chemicals, Term Loan                 7.875%           5/05/13               B          1,999,861
      1,995       Lyondell Citgo Refining LP, Term Loan                 7.121%           8/16/13              BB          2,006,222
      1,970       Rockwood Specialties Group, Inc., Term Loan E         7.376%           7/30/12              B+          1,981,574
-----------------------------------------------------------------------------------------------------------------------------------
      7,586       Total Chemicals                                                                                         7,618,725
-----------------------------------------------------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES & SUPPLIES - 1.3%
        663       Allied Waste North America, Inc., Letter of           7.073%           1/15/12             Ba3            665,612
                   Credit
      1,493       Allied Waste North America, Inc., Term Loan B         7.158%           1/15/12             Ba3          1,496,934
      2,000       Banta Corporation, Term Loan                          7.110%          10/31/13              BB          2,005,000
      1,000       Verifone Inc.                                         7.120%          10/31/13             BB-          1,002,969
-----------------------------------------------------------------------------------------------------------------------------------
      5,156       Total Commercial Services & Supplies                                                                    5,170,515
-----------------------------------------------------------------------------------------------------------------------------------
                  CONTAINERS & PACKAGING - 1.7%
      1,995       Berry Plastics Corporation, Term Loan                 7.124%           8/31/13              B+          2,001,858
      2,940       Graham Packaging Company, L.P., Term Loan B           7.726%           2/14/10               B          2,961,000
        175       Smurfit-Stone Container Corporation,                  7.572%          11/01/11              B+            175,950
                   Deposit-Funded Commitment
        702       Smurfit-Stone Container Corporation, Term Loan B      7.625%          11/01/11              B+            706,987
        422       Smurfit-Stone Container Corporation, Term Loan C      7.625%          11/01/11              B+            424,853
        132       Smurfit-Stone Container Corporation, Tranche C-1      7.625%          11/01/11              B+            133,323
-----------------------------------------------------------------------------------------------------------------------------------
      6,366       Total Containers & Packaging                                                                            6,403,971
-----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
 $    1,000       Cequel Communications LLC., Term Loan B               7.620%          11/05/13              B+     $    1,002,032
      1,975       Intelsat Ltd., Term Loan                              7.622%           7/01/13              B1          1,991,788
      1,995       MetroPCS Inc., Term Loan                              7.875%          11/03/13               B          2,004,352
-----------------------------------------------------------------------------------------------------------------------------------
      4,970       Total Diversified Telecommunication Services                                                            4,998,172
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES - 0.5%
      1,980       Mirant Corporation, Term Loan                         7.100%           1/03/13             BB-          1,980,176
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT - 0.5%
      1,583       Sensus Metering Systems Inc., Term Loan B-1           7.441%          12/17/10              B+          1,578,652
        210       Sensus Metering Systems Inc., Term Loan B-2           7.493%          12/17/10              B+            209,692
-----------------------------------------------------------------------------------------------------------------------------------
      1,793       Total Electrical Equipment                                                                              1,788,344
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        995       Sensata Technologies B.V., Term Loan                  7.130%           4/27/13             BB-            989,636
-----------------------------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS - 0.7%
      2,586       Michael Foods, Inc., Term Loan B                      7.350%          11/21/10              B+          2,593,046
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        583       Kinteic Concepts, Inc., Term Loan B-2                 7.120%           8/11/10              BB            584,139
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE PROVIDERS & SERVICES - 2.0%
      1,652       Davita Inc., Term Loan B                              7.422%          10/05/12             BB-          1,663,022
      2,000       HCA, Inc., Term Loan                                  8.114%          11/17/13             Ba3          2,024,472
      2,085       LifePoint Hospitals Holdings, Inc., Term Loan B       6.975%           4/18/12             Ba3          2,079,235
      1,985       Quintiles Transnational Corporation, Term Loan B      7.360%           3/31/13              B1          1,985,744
-----------------------------------------------------------------------------------------------------------------------------------
      7,722       Total Health Care Providers & Services                                                                  7,752,473
-----------------------------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS & LEISURE - 2.8%
      1,985       24 Hour Fitness Worldwide, Inc., Term Loan B          7.870%           7/17/12               B          2,002,369
      2,322       Burger King Corporation, Term Loan B                  6.875%           6/30/12             BB-          2,323,624
        122       CBRL Group, Inc., Delayed Draw, Term Loan B-2,        0.750%           4/27/13              BB               (305)
                   (6) (7)
        782       CBRL Group, Inc., Term Loan B-1                       6.868%           4/27/13              BB            782,267
      1,975       Penn National Gaming, Inc., Term Loan B               7.132%          10/03/12              BB          1,987,344
        909       TDS Investor Corp., Letter of Credit                  8.364%           8/23/13              B+            911,837
         89       TDS Investor Corp., Term Loan                         8.364%           8/23/13              B+             89,550
        513       Venetian Casino Resort, LLC, Delayed Draw, Term       7.120%           6/15/11             BB-            515,360
                   Loan
      2,487       Venetian Casino Resort, LLC, Term Loan                7.120%           6/15/11             BB-          2,499,496
-----------------------------------------------------------------------------------------------------------------------------------
     11,184       Total Hotels, Restaurants & Leisure                                                                    11,111,542
-----------------------------------------------------------------------------------------------------------------------------------
                  INSURANCE - 0.3%
      1,183       Conseco, Inc., Term Loan                              7.350%          10/10/13             BB-          1,188,075
-----------------------------------------------------------------------------------------------------------------------------------
                  IT SERVICES - 1.0%
      1,730       Fidelity National Information Services, Term          7.100%           3/09/13             BB+          1,732,012
                   Loan B
      1,975       SunGard Data Systems Inc., Term Loan B                7.875%           2/11/13              B+          1,996,370
-----------------------------------------------------------------------------------------------------------------------------------
      3,705       Total IT Services                                                                                       3,728,382
-----------------------------------------------------------------------------------------------------------------------------------
                  MEDIA - 5.5%
      1,990       Cablevision Systems Corporation, Incremental          7.123%           3/23/13              BB          1,992,861
                   Term Loan
      2,000       Charter Communications Inc., Term Loan B              8.005%           4/28/13               B          2,015,375
      1,281       Dex Media West, LLC, Term Loan B                      6.869%           3/09/10              BB          1,279,038
      2,000       Emmis Communications Corporation, New Term Loan       7.350%          11/01/13               B          2,013,907
                   B
      2,000       Idearc Inc., Term Loan                                7.350%          11/17/14             Ba2          2,012,438
        988       Metro-Goldwyn-Mayer Studios, Inc., Term Loan B        8.614%           4/08/12             N/R            979,489
      2,000       Neilsen Finance LLC, Term Loan B                      8.125%           8/01/13              B+          2,016,389
      1,713       R. H. Donnelley Inc., Tranche D                       6.865%           6/30/11              BB          1,709,336
      1,886       Regal Cinemas Corporation, Term Loan                  7.114%          11/10/10             BB-          1,883,551
      1,000       UPC Broadband Holding BV, Term Loan J2                7.640%           3/29/13               B          1,002,125
      1,000       UPC Broadband Holding BV, Term Loan K2                7.640%          12/31/13               B          1,002,125
      1,939       WMG Acquisition Corp., Term Loan                      7.373%           2/28/11             BB-          1,948,657
      2,000       Yell Group, Term Loan                                 7.350%           2/10/13             Ba3          2,014,888
-----------------------------------------------------------------------------------------------------------------------------------
     21,797       Total Media                                                                                            21,870,179
-----------------------------------------------------------------------------------------------------------------------------------
                  METALS & MINING - 0.2%
        684       Amsted Industries Incorporated, Delayed Draw,         0.500%           4/05/13             BB-            (11,962)
                   Term Loan, (6) (7)
        944       Amsted Industries Incorporated, Term Loan B           7.369%           4/05/13             BB-            944,596
-----------------------------------------------------------------------------------------------------------------------------------
      1,628       Total Metals & Mining                                                                                     932,634
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL - 0.2%
 $      949       Neiman Marcus Group Inc., Term Loan                   7.602%           3/28/13              B+     $      957,136
-----------------------------------------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES - 0.5%
        591       NRG Energy Inc., Credit-Linked Deposit                7.364%           2/01/13             BB-            594,851
      1,434       NRG Energy Inc., Term Loan                            7.364%           2/01/13             BB-          1,443,400
-----------------------------------------------------------------------------------------------------------------------------------
      2,025       Total Multi-Utilities                                                                                   2,038,251
-----------------------------------------------------------------------------------------------------------------------------------
                  OIL, GAS & CONSUMABLE FUELS - 0.5%
        387       Targa Resources Inc., Synthetic Letter of Credit      5.239%          10/31/12              B+            389,274
      1,593       Targa Resources Inc., Term Loan B                     7.624%          10/31/12              B+          1,601,701
-----------------------------------------------------------------------------------------------------------------------------------
      1,980       Total Oil, Gas & Consumable Fuels                                                                       1,990,975
-----------------------------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS - 1.0%
      3,975       Georgia-Pacific Corporation, Term Loan B              7.356%           2/13/12             BB-          3,998,148
-----------------------------------------------------------------------------------------------------------------------------------
                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      1,500       LNR Property Corporation, Term Loan B                 8.120%           7/12/11              B2          1,507,813
-----------------------------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL - 0.3%
        111       Hertz Corporation, Synthetic Term Loan                5.365%          12/21/12             BB+            111,992
        883       Hertz Corporation, Term Loan B                        7.362%          12/21/12              BB            889,794
-----------------------------------------------------------------------------------------------------------------------------------
        994       Total Road & Rail                                                                                       1,001,786
-----------------------------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & EQUIPMENT - 0.5%
      1,777       Advanced Micro Devices, Term Loan B                   7.620%          12/31/13             BB-          1,788,318
-----------------------------------------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL - 0.4%
      1,500       TRU 2005 RE Holding Co., Term Loan                    8.349%          12/09/08               B          1,507,500
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      1,852       HanesBrands Inc., Term Loan                           7.681%           9/15/13             BB-          1,871,939
-----------------------------------------------------------------------------------------------------------------------------------
                  TRADING COMPANIES & DISTRIBUTORS - 0.5%
      1,000       Ashtead Group Public Limited Company, Term Loan       7.188%           8/31/11              B3          1,000,000
                   B
        196       Brenntag Holding GmbH and Company KG,                 8.080%           1/20/14               B            197,714
                   Acquisition Facility Term Loan
        804       Brenntag Holdings, Term Loan B2                       8.080%           1/20/14               B            812,175
-----------------------------------------------------------------------------------------------------------------------------------
      2,000       Total Trading Companies & Distributors                                                                  2,009,889
-----------------------------------------------------------------------------------------------------------------------------------
 $  115,872       TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                       115,454,895
                   $115,014,622)
===================================================================================================================================

 PRINCIPAL
    AMOUNT                                                                                    RATINGS
 (000) (8)      DESCRIPTION (1)                                     COUPON      MATURITY          (2)              VALUE
------------------------------------------------------------------------------------------------------------------------
                EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS - 32.2% (22.6% OF TOTAL INVESTMENTS)
                ARGENTINA - 2.7%
       885      Argentine Beverages Financial Trust, 144A           7.375%      3/22/12           N/R        $   913,763
       575      Banco Macro Misiones SA, 144A                       9.750%      12/18/36           B-            589,375
     1,395ARS   Central Bank of Argentina                           2.000%      2/04/18           N/R            665,621
       655      Compania de Transporte Energia, 144A                8.875%      12/15/16            B            658,275
       555      Pan American Energy LLC, 144A                       7.750%      2/09/12           BB-            574,425
     1,855ARS   Republic of Argentina                               11.986%     2/20/08             B            618,576
       355      Republic of Argentina                               7.000%      3/28/11             B            358,550
     2,110      Republic of Argentina                               5.590%      8/03/12            B+          1,542,410
     1,863      Republic of Argentina                               8.280%      12/31/33           B+          2,031,138
     1,525ARS   Republic of Argentina                               5.830%      12/31/33            B            726,030
     1,494      Republic of Argentina                               1.330%      12/31/38           B+            810,495
     1,200EUR   Republic of Argentina                               1.200%      12/31/38            B            720,747
       545      Transportadora de Gas del Sur SA, Series B-A, Reg   8.000%      12/15/13         CCC+            561,350
                 S
------------------------------------------------------------------------------------------------------------------------
                Total Argentina                                                                               10,770,755
                --------------------------------------------------------------------------------------------------------
                BRAZIL - 2.3%
       405      Centrais Eletricas Brasileiras S.A., 144A           7.750%      11/30/15           BB            430,313
       400      Cia Brasileira de Bebidas                           10.500%     12/15/11         Baa1            486,000
       420      Companhia de Saneamento Basico do Estado de Sao     7.500%      11/03/16          BB-            443,625
                 Paulo, 144A
       595      Companhia Energetica de Sao Paulo, 144A             9.250%      8/11/13           Ba3            658,963
       685      Cospipa Commercial Limited, 144A                    8.250%      6/14/16          Baa2            762,063
       565      Federative Republic of Brazil                       8.000%      1/15/18            BB            629,693
     1,005      Federative Republic of Brazil                       8.250%      1/20/34            BB          1,221,075
       760      JBS S.A., 144A                                      10.500%     8/04/16            B+            811,300
     3,120BRL   National Treasury Note of Brazil                    10.000%     1/01/14           N/R          1,366,591

       Portfolio of INVESTMENTS December 31, 2006

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                                     COUPON      MATURITY    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                      BRAZIL (continued)
          200BRL      National Treasury Note of Brazil                    6.000%      5/15/15            N/R         $ 1,340,760
          325         Vale Overseas Limited                               6.250%      1/23/17            BBB             328,102
          545         Vale Overseas Limited                               6.875%      11/21/36           BBB             561,702
--------------------------------------------------------------------------------------------------------------------------------
                      Total Brazil                                                                                     9,040,187
                      ----------------------------------------------------------------------------------------------------------
                      BULGARIA - 0.3%
        1,100         Republic of Bulgaria, Reg S                         8.250%      1/15/15           BBB+           1,305,040
--------------------------------------------------------------------------------------------------------------------------------
                      CHILE - 1.6%
          565         Celulosa Arauco Y Constitucion                      5.625%      4/20/15           BBB+             556,394
          600         Coldelco Inc., Reg S                                6.375%      11/30/12            A2             627,803
          450         Corporacion Nacional del Cobre de Chile, Reg S      5.625%      9/21/35            Aa3             430,174
          430         Corporacion Nacional del Cobre, 144A                5.500%      10/15/13           Aa3             430,731
        1,765         Corporacion Nacional del Cobre, 144A                4.750%      10/15/14           Aa3           1,681,141
          245         Empresa Nacional Del Petroleo, Reg S                6.750%      11/15/12             A             259,010
        1,100         Empresa Nacional del Petroleo, 144A                 4.875%      3/15/14              A           1,046,460
          550         Enersis SA                                          7.375%      1/15/14           BBB-             592,899
          550         Republic of Chile                                   6.875%      4/28/09              A             572,000
--------------------------------------------------------------------------------------------------------------------------------
                      Total Chile                                                                                      6,196,612
                      ----------------------------------------------------------------------------------------------------------
                      CHINA - 0.2%
          610         China Development Bank                              5.000%      10/15/15             A             594,816
--------------------------------------------------------------------------------------------------------------------------------
                      COLOMBIA - 1.6%
    2,500,000COP      Republic of Colombia                                11.750%     3/01/10             BB           1,318,763
        1,580         Republic of Colombia                                10.000%     1/23/12             BB           1,864,400
          350         Republic of Colombia                                8.250%      12/22/14            BB             399,000
        1,080         Republic of Colombia                                7.375%      1/27/17             BB           1,163,700
        1,495         Republic of Colombia                                7.375%      9/18/37             BB           1,608,620
--------------------------------------------------------------------------------------------------------------------------------
                      Total Colombia                                                                                   6,354,483
                      ----------------------------------------------------------------------------------------------------------
                      COSTA RICA - 0.5%
        1,095         Republic of Costa Rica, Reg S                       9.995%      8/01/20            Ba1           1,439,925
          350         Republic of Costa Rica, Reg S                       8.110%      2/01/12            Ba1             384,300
          225         Republic of Costa Rica, Reg S                       8.050%      1/31/13            Ba1             248,850
--------------------------------------------------------------------------------------------------------------------------------
                      Total Costa Rica                                                                                 2,073,075
                      ----------------------------------------------------------------------------------------------------------
                      DOMINICAN REPUBLIC - 0.6%
        2,044         Dominican Republic, Reg S                           9.040%      1/23/18              B           2,352,491
--------------------------------------------------------------------------------------------------------------------------------
                      ECUADOR - 0.5%
        2,460         Republic of Ecuador, Reg S                          10.000%     8/15/30           CCC+           1,832,700
--------------------------------------------------------------------------------------------------------------------------------
                      EGYPT - 0.4%
        8,000EGP      Egypt Republic, Treasury Bill                       0.000%      3/14/07            N/R           1,374,118
--------------------------------------------------------------------------------------------------------------------------------
                      EL SALVADOR - 0.8%
          750         Republic of El Salvador, Reg S                      8.500%      7/25/11           Baa3             833,250
        1,080         Republic of El Salvador, Reg S                      7.750%      1/24/23           Baa3           1,243,620
          730         Republic of El Salvador, 144A                       7.650%      6/15/35           Baa3             830,375
--------------------------------------------------------------------------------------------------------------------------------
                      Total El Salvador                                                                                2,907,245
                      ----------------------------------------------------------------------------------------------------------
                      INDONESIA - 0.7%
          390         Adaro Finance B.V., 144A                            8.500%      12/08/10           Ba3             399,750
          315         Excelcomindo Finance Company B.V., 144A             7.125%      1/18/13            BB-             318,150
    6,000,000IDR      Indonesia Republic                                  11.000%     11/15/20           BB+             685,471
        1,195         Majapahit Holdings BV, 144A                         7.250%      10/17/11           BB-           1,232,344
--------------------------------------------------------------------------------------------------------------------------------
                      Total Indonesia                                                                                  2,635,715
                      ----------------------------------------------------------------------------------------------------------
                      ISRAEL - 0.1%
          585         State of Israel                                     5.500%      11/09/16            A2             580,004
--------------------------------------------------------------------------------------------------------------------------------
                      JAMAICA - 0.1%
          250         Clarendon Alumina Production Limited, 144A          8.500%      11/16/21           Ba2             261,875
--------------------------------------------------------------------------------------------------------------------------------
                      KAZAKHSTAN - 0.4%
        1,040         Intergas Finance B.V., Reg S                        6.875%      11/04/11          Baa2           1,077,838
          212         Kazkommerts International BV, 144A                  8.000%      11/03/15          Baa1             221,540
          300         Tengizchevroil LLP, 144A                            6.124%      11/15/14          BBB-             300,750
--------------------------------------------------------------------------------------------------------------------------------
                      Total Kazakhstan                                                                                 1,600,128
                      ----------------------------------------------------------------------------------------------------------

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                                     COUPON      MATURITY    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                      LEBANON - 0.1%
          220         Republic of Lebanon                                 7.750%      9/07/12             B-         $   210,100
          210         Republic of Lebanon, Reg S                          7.375%      4/14/14             B-             192,150
--------------------------------------------------------------------------------------------------------------------------------
                      Total Lebanon                                                                                      402,250
                      ----------------------------------------------------------------------------------------------------------
                      MALAYSIA - 1.3%
          950         Penerbangan Malaysia Berhad, Reg S                  5.625%      3/15/16             A-             965,788
        1,125         Petronas Capital Limited, Reg S                     7.000%      5/22/12             A1           1,214,039
        1,100         Republic of Malaysia                                8.750%      6/01/09             A-           1,185,494
        1,000         Republic of Malaysia                                7.500%      7/15/11             A-           1,089,441
          550         Sarawak International Inc.                          5.500%      8/03/15             A-             545,048
--------------------------------------------------------------------------------------------------------------------------------
                      Total Malaysia                                                                                   4,999,810
                      ----------------------------------------------------------------------------------------------------------
                      MEXICO - 1.7%
        1,255         Banco Mercantil Del Norte SA, 144A                  6.135%      10/13/16          Baa1           1,261,695
          895         Conproca SA, Reg S                                  12.000%     6/16/10           BBB-           1,038,200
        1,200         Pemex Project Funding Master Trust                  8.500%      2/15/08           Baa1           1,237,500
          830         Pemex Project Funding Master Trust                  5.750%      12/15/15          Baa1             825,228
          275         Petroleos Mexicanos                                 8.850%      9/15/07           Baa1             281,738
       12,350MXN      United Mexican States                               9.500%      12/18/14             A           1,286,101
          580         United Mexican States                               6.750%      9/27/34           Baa1             627,850
--------------------------------------------------------------------------------------------------------------------------------
                      Total Mexico                                                                                     6,558,312
                      ----------------------------------------------------------------------------------------------------------
                      NETHERLANDS - 0.2%
        1,500         Banco ABN AMRO Real SA, Reg S                       16.200%     2/22/10            N/R             761,760
--------------------------------------------------------------------------------------------------------------------------------
                      PAKISTAN - 0.1%
          330         Pakistan Mobile Communications Ltd., 144A           8.625%      11/13/13            B+             346,913
--------------------------------------------------------------------------------------------------------------------------------
                      PANAMA - 1.2%
          445         AES Panama SA, 144A                                 6.350%      12/21/16          BBB-             438,926
          720         Republic of Panama                                  9.625%      2/08/11            Ba1             824,400
        2,699         Republic of Panama                                  6.700%      1/26/36            Ba1           2,820,455
          575         Republic of Panama                                  7.125%      1/29/26            Ba1             623,875
--------------------------------------------------------------------------------------------------------------------------------
                      Total Panama                                                                                     4,707,656
                      ----------------------------------------------------------------------------------------------------------
                      PERU - 0.8%
          708         Republic of Peru                                    5.000%      3/07/17            BB+             705,791
          575         Republic of Peru                                    7.350%      7/21/25            BB+             652,625
          615         Republic of Peru                                    8.750%      11/21/33           BB+             811,800
        1,485         Republic of Peru, Enhanced Pass Thru Notes, 144A    0.000%      5/31/18             BB             989,381
--------------------------------------------------------------------------------------------------------------------------------
                      Total Peru                                                                                       3,159,597
                      ----------------------------------------------------------------------------------------------------------
                      PHILIPINES - 1.1%
          255         Bangko Sentral ng Pilipinas                         8.600%      6/15/27            BB-             306,319
          780         Republic of the Philippines                         8.375%      2/15/11            BB-             858,000
          210         Republic of the Philippines                         8.250%      1/15/14            BB-             238,088
        1,275         Republic of the Philippines                         9.375%      1/18/17            BB-           1,577,813
        1,268         Republic of the Philippines                         7.750%      1/14/31            BB-           1,445,520
--------------------------------------------------------------------------------------------------------------------------------
                      Total Philipines                                                                                 4,425,740
                      ----------------------------------------------------------------------------------------------------------
                      QATAR - 0.6%
          285         Ras Laffan Liquefied Natural Gas Co., Ltd., 144A    3.437%      9/15/09             A-             277,860
          597         Ras Laffan Liquified Natural Gas Company Limited,   3.437%      9/15/09             A-             582,934
                       Reg S
          575         Ras Laffan Liquified Natural Gas II, Reg S          5.298%      9/30/20             A1             556,193
          550         State of Qatar, Reg S                               9.750%      6/15/30             A+             822,910
--------------------------------------------------------------------------------------------------------------------------------
                      Total Qatar                                                                                      2,239,897
                      ----------------------------------------------------------------------------------------------------------
                      RUSSIAN FEDERATION - 3.2%
          640         Gaz Capital SA, 144A                                6.212%      11/22/16          Baa1             646,080
          170EUR      GAZ Capitol SA, 144A                                5.030%      2/25/14            BBB             225,391
          525         Gazprom                                             10.500%     10/21/09            A3             594,563
          763         GazStream SA, 144A                                  5.625%      7/22/13           Baa1             764,779
          620         Irkut Corporation, Loan Participations, Moscow      8.250%      4/10/09            N/R             626,076
                       River BV, Reg S
        1,575         Russia Federation, Reg S                            5.000%      3/31/30           BBB+           1,781,832
        2,305         Russian Agricultural Bank, 144A                     7.175%      5/16/13             A3           2,434,656
          750         Russian Federation, Reg S                           11.000%     7/24/18           BBB+           1,085,175
          400         Russian Ministry of Finance, Reg S                  12.750%     6/24/28            BB+             723,539
          550         Saving Bank of the Russian Federation,              6.230%      2/11/15           Baa2             559,598
                       Participations
          490         VTB Capital SA, Corporate Bonds, 144A               5.970%      8/01/08             A2             490,858

       Portfolio of INVESTMENTS December 31, 2006

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                                     COUPON      MATURITY    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                      RUSSIAN FEDERATION (continued)
        1,000         VTB Capital SA, 144A                                7.500%      10/12/11            A2         $ 1,071,250
        1,200         VTB Capital SA, Reg S                               6.250%      6/30/35             A2           1,223,112
--------------------------------------------------------------------------------------------------------------------------------
                      Total Russian Federation                                                                        12,226,909
                      ----------------------------------------------------------------------------------------------------------
                      SERBIA - 0.6%
        2,500         Republic of Serbia, 144A                            3.750%      11/01/24           BB-           2,325,000
--------------------------------------------------------------------------------------------------------------------------------
                      SOUTH AFRICA - 1.2%
        3,255         Republic of South Africa                            9.125%      5/19/09           BBB+           3,523,538
        1,140         Republic of South Africa                            7.375%      4/25/12           BBB+           1,228,350
--------------------------------------------------------------------------------------------------------------------------------
                      Total South Africa                                                                               4,751,888
                      ----------------------------------------------------------------------------------------------------------
                      SOUTH KOREA - 0.5%
        2,020         Korea Development Bank                              4.625%      9/16/10              A           1,976,998
--------------------------------------------------------------------------------------------------------------------------------
                      THAILAND - 0.1%
          250         Bangkok Bank Public Company Limited, Reg S          9.025%      3/15/29            BBB             318,561
--------------------------------------------------------------------------------------------------------------------------------
                      TRINIDAD AND TOBAGO - 1.0%
          945         First Citizens Saint Lucia Limited, Reg S           5.125%      2/14/11             A2             931,298
          180         National Gas Company of Trinidad and Tobago, 144A   6.050%      1/15/36             A3             176,453
        1,913         Republic of Trinidad and Tobago, Reg S              9.750%      7/01/20             A-           2,608,854
--------------------------------------------------------------------------------------------------------------------------------
                      Total Trinidad and Tobago                                                                        3,716,605
                      ----------------------------------------------------------------------------------------------------------
                      TUNISIA - 0.6%
        2,065         Banque de Tunisie                                   7.375%      4/25/12            BBB           2,246,720
--------------------------------------------------------------------------------------------------------------------------------
                      TURKEY - 0.8%
          500         Republic of Turkey                                  9.500%      1/15/14            BB-             585,000
          270         Republic of Turkey                                  7.250%      3/15/15            BB-             280,463
        1,260         Republic of Turkey                                  7.000%      9/26/16            BB-           1,286,775
          875         Republic of Turkey                                  6.875%      3/17/36            BB-             840,000
--------------------------------------------------------------------------------------------------------------------------------
                      Total Turkey                                                                                     2,992,238
                      ----------------------------------------------------------------------------------------------------------
                      UKRAINE - 1.4%
        1,055         Republic of Ukraine, Reg S                          7.650%      6/11/13            BB-           1,138,240
        2,585         Republic of Ukraine, Reg S                          6.875%      3/04/11            BB-           2,663,326
          615         Ukraine Export-Import Bank Loan Participation with  8.400%      2/09/16            Ba2             630,375
                       Credit Suisse International
          650         Ukraine Government, 144A                            6.580%      11/21/16           BB-             651,625
          215         Ukraine Government, Reg S                           11.000%     3/15/07             B1             217,355
--------------------------------------------------------------------------------------------------------------------------------
                      Total Ukraine                                                                                    5,300,921
                      ----------------------------------------------------------------------------------------------------------
                      UNITED ARAB EMIRATES - 0.2%
          350         Abu Dhabi National Energy Company, 144A             5.875%      10/27/16           Aa3             353,133
          545         Abu Dhabi National Energy Company, 144A             6.500%      10/27/36           Aa3             564,008
--------------------------------------------------------------------------------------------------------------------------------
                      Total United Arab Emirates                                                                         917,141
                      ----------------------------------------------------------------------------------------------------------
                      URUGUAY - 0.7%
        1,495         Oriental Republic of Uruguay                        7.625%      3/21/36             B+           1,651,975
          715         Republic of Uruguay                                 8.000%      11/18/22            B+             815,100
          116         Republic of Uruguay                                 7.875%      1/15/33             B+             130,088
--------------------------------------------------------------------------------------------------------------------------------
                      Total Uruguay                                                                                    2,597,163
                      ----------------------------------------------------------------------------------------------------------
                      VENEZUELA - 1.4%
          505         Petrozuata Finance Inc., Reg S                      8.220%      4/01/17            Ba3             494,900
        1,935         Republic of Venezuela, Reg S                        5.375%      8/07/10             B+           1,905,975
        1,400         Republic of Venezuela                               6.000%      12/09/20           BB-           1,312,500
          500         Republic of Venezuela, Reg S                        6.374%      4/20/11            BB-             496,875
          380EUR      Republic of Venezuela                               11.125%     7/25/11            BB-             621,506
          125         Republic of Venezuela                               8.500%      10/08/14           BB-             141,750
          675         Republic of Venezuela                               5.750%      2/26/16            BB-             641,250
--------------------------------------------------------------------------------------------------------------------------------
                      Total Venezuela                                                                                  5,614,756
                      ----------------------------------------------------------------------------------------------------------
                      VIETNAM - 0.6%
        2,346         Socialist Republic of Vietnam                       6.250%      3/12/16            BB-           2,358,914
--------------------------------------------------------------------------------------------------------------------------------
                      TOTAL EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS                                        124,824,993
                       (COST $119,611,442)
================================================================================================================================

    PRINCIPAL
 AMOUNT (000)         DESCRIPTION (1)                                     COUPON      MATURITY    RATINGS (2)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS - 2.1% (1.4% OF TOTAL INVESTMENTS)
                      HOTELS, RESTAURANTS & LEISURE - 1.0%
   $    2,000         Aztar Corporation                                   9.000%      8/15/11            Ba3         $ 2,100,000
        2,000         MGM Mirage, Inc.                                    6.750%      8/01/07             BB           2,017,500
--------------------------------------------------------------------------------------------------------------------------------
        4,000         Total Hotels, Restaurants & Leisure                                                              4,117,500
--------------------------------------------------------------------------------------------------------------------------------
                      HOUSEHOLD DURABLES - 1.1%
        2,000         D.R. Horton, Inc.                                   7.500%      12/01/07          BBB-           2,035,454
        2,000         KB Home                                             8.625%      12/15/08           Ba2           2,088,030
--------------------------------------------------------------------------------------------------------------------------------
        4,000         Total Household Durables                                                                         4,123,484
--------------------------------------------------------------------------------------------------------------------------------
   $    8,000         TOTAL CORPORATE BONDS (COST $8,297,054)                                                          8,240,984
================================================================================================================================
    PRINCIPAL
 AMOUNT (000)         DESCRIPTION (1)                                     COUPON      MATURITY                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS - 2.7% (1.9% OF TOTAL INVESTMENTS)
       10,610         Repurchase Agreement with Fixed Income Clearing     4.580%      1/02/07                         10,610,346
                       Corporation, dated 12/29/06, repurchase price
                       $10,615,745, collateralized by $11,105,000 U.S.
                       Treasury Notes, 3.000%, due 2/15/09, value
                       $10,827,375
   ==========         ----------------------------------------------------------------------------------------------------------
                      TOTAL SHORT-TERM INVESTMENTS (COST $10,610,346)                                                 10,610,346
                      ==========================================================================================================
                      TOTAL INVESTMENTS (COST $458,382,582) - 142.7%                                                 553,013,080
                      ==========================================================================================================
                      BORROWINGS PAYABLE - (11.6)% (8)                                                               (45,000,000)
                      ==========================================================================================================
                      OTHER ASSETS LESS LIABILITIES - (0.1)%                                                            (581,525)
                      ==========================================================================================================
                      FUNDPREFERRED SHARES, AT LIQUIDATION                                                          (120,000,000)
                       VALUE - (31.0)%
                      ==========================================================================================================
                      NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                               $  387,431,555
                      ==========================================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT DECEMBER 31, 2006:

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION
                                             AMOUNT        IN EXCHANGE FOR             AMOUNT   SETTLEMENT   (DEPRECIATION)
   CURRENCY CONTRACTS TO DELIVER   (LOCAL CURRENCY)               CURRENCY   (LOCAL CURRENCY)         DATE   (U.S. DOLLARS)
   ------------------------------------------------------------------------------------------------------------------------
   Argentine Peso                         1,953,000            U.S. Dollar            630,814      3/20/07   $      (4,956)
   Colombian Peso                     2,837,800,000            U.S. Dollar          1,230,082      3/20/07         (29,636)
   Euro                                     676,000            U.S. Dollar            902,916      3/20/07            7,363
   Euro                                     485,000            U.S. Dollar            647,800      3/20/07            5,281
   Peruvian Nouveau Sol                   4,030,000            U.S. Dollar          1,260,951      3/20/07          (2,164)
   U.S. Dollar                            2,513,105   Peruvian Nouveau Sol          8,150,000      3/21/07           41,364
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                             $       17,252
   ========================================================================================================================

    (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
    (2)      Ratings (not covered by the report of independent registered public accounting firm):
             Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
             Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
    (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
    (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
             Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
    (5)      At or subsequent to December 31, 2006, this issue was under the protection of the Federal
             Bankruptcy Court.
    (6)      Position represents an unfunded Senior Loan commitment outstanding at December 31, 2006.
    (7)      Negative value represents unrealized depreciation on Senior Loan commitment at December
             31, 2006.
    (8)      Principal amount denominated in U.S. dollars, unless otherwise noted.
    (9)      Borrowings payable as a percentage of total investments is (8.1%).
    N/R      Not rated.
   144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
    ADR      American Depositary Receipt.
  Reg S      Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and
             Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are outside the United States.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $458,382,582)                     $553,013,080
Cash denominated in foreign currencies (cost $52,699)               53,310
Unrealized appreciation on forward foreign currency exchange
  contracts                                                         54,008
Receivables:
  Dividends                                                      1,067,202
  Interest                                                       3,660,754
  Investments sold                                                 338,529
  Reclaims                                                          31,714
Other assets                                                        33,008
---------------------------------------------------------------------------
     Total assets                                              558,251,605
---------------------------------------------------------------------------
LIABILITIES
Borrowings                                                      45,000,000
Unrealized depreciation on forward foreign currency exchange
  contracts                                                         36,756
Payable for Federal corporate income tax                         5,075,001
Accrued expenses:
  Management fees                                                  265,548
  Interest on borrowings                                           208,556
  Other                                                            156,107
FundPreferred shares dividends payable                              78,082
---------------------------------------------------------------------------
     Total liabilities                                          50,820,050
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                     120,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $387,431,555
---------------------------------------------------------------------------
Common shares outstanding                                       20,160,158
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common  shares
  outstanding)                                                 $      19.22
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    201,602
Paid-in surplus(1)                                             294,440,202
Undistributed (Over-distribution of) net investment income      (1,728,586)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         (130,590)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   94,648,927
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $387,431,555
---------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
---------------------------------------------------------------------------

  (1)  Includes retained realized long-term capital gains of $14,500,002, net of Federal corporate income taxes of $5,075,001.

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended December 31, 2006

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $83,771)               $ 8,630,013
Interest (net of foreign tax withheld of $53,487)                 15,809,302
-----------------------------------------------------------------------------
Total investment income                                          $24,439,315
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    4,431,727
FundPreferred shares - auction fees                                  300,001
FundPreferred shares - dividend disbursing agent fees                 14,203
Shareholders' servicing agent fees and expenses                        1,947
Interest expense                                                     931,345
Liquidity and program fees                                            53,305
Custodian's fees and expenses                                        169,295
Trustees' fees and expenses                                           16,137
Professional fees                                                     63,120
Shareholders' reports - printing and mailing expenses                 90,908
Stock exchange listing fees                                            9,823
Investor relations expense                                            69,100
Other expenses                                                        27,143
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    6,178,054
  Custodian fee credit                                                (9,906)
  Expense reimbursement                                           (1,599,807)
-----------------------------------------------------------------------------
Net expenses                                                       4,568,341
-----------------------------------------------------------------------------
Net investment income                                             19,870,974
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments (net of Federal corporate income taxes of
    $5,075,001 on long-term capital gains retained)               20,381,938
  Forwards                                                          (108,994)
  Foreign Currencies                                                 (14,318)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     39,874,652
  Forwards                                                            17,252
  Foreign Currencies                                                   1,177
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           60,151,707
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                        (2,676,452)
From accumulated net realized gains                               (2,963,239)
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                     (5,639,691)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $74,382,990
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                      12/31/06       12/31/05
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 19,870,974   $ 16,705,911
Net realized gain (loss) from:
  Investments (net of Federal corporate income
    taxes of $5,075,001 and $0, respectively, on
    long-term capital gains retained)                 20,381,938     21,214,600
  Forwards                                              (108,994)            --
  Foreign Currencies                                     (14,318)            --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                         39,874,652       (928,498)
  Forwards                                                17,252             --
  Foreign Currencies                                       1,177             --
Distributions to FundPreferred shareholders:
  From net investment income                          (2,676,452)    (1,861,555)
  From accumulated net realized gains                 (2,963,239)    (1,922,933)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from operations                    74,382,990     33,207,525
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                           (19,796,094)   (14,320,955)
From accumulated net realized gains                   (7,554,538)   (18,211,404)
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common
  shares from distributions to Common shareholders   (27,350,632)   (32,532,359)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
  Offering cost adjustments                                   --         (4,043)
  Net proceeds from shares issued to shareholders
    due to reinvestment of distributions                 285,727             --
FundPreferred shares offering costs adjustments               --         (4,043)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from capital share transactions       285,727         (8,086)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares                                    47,318,085        667,080
Net assets applicable to Common shares at the
  beginning of year                                  340,113,470    339,446,390
--------------------------------------------------------------------------------
Net assets applicable to Common shares at the
  end of year                                       $387,431,555   $340,113,470
--------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
  investment income  at the end of year             $ (1,728,586)  $    478,675
--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CASH FLOWS Year Ended December 31, 2006

------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                        $   74,382,990
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations to net
  cash provided by (used in) operating activities:
  Purchases of investments                                        (241,335,031)
  Proceeds from the sales of investments                           212,747,756
  Proceeds from (Purchases of) short-term investments, net          (3,181,774)
  Amortization/(Accretion) of premiums and discounts, net             (145,641)
  (Increase) Decrease in receivable for dividends                      216,128
  (Increase) Decrease in receivable for interest                      (954,431)
  (Increase) Decrease in receivable for investments sold               712,078
  (Increase) Decrease in receivable for reclaims                       (12,074)
  (Increase) Decrease in other assets                                  (21,401)
  Increase (Decrease) in interest on borrowings                        208,556
  Increase (Decrease) in payable for investments purchased          (2,930,378)
  Increase (Decrease) in payable for Federal corporate
  income tax                                                         5,075,001
  Increase (Decrease) in accrued management fees                        40,047
  Increase (Decrease) in accrued other liabilities                      33,745
  Increase (Decrease) in FundPreferred share dividends
  payable                                                               26,619
  Net realized (gain) loss from investments                        (20,381,938)
  Net realized (gain) loss from forwards                               108,994
  Net realized (gain) loss from foreign currencies                      14,318
  Net realized (gain) loss from paydowns                                85,614
  Change in net unrealized (appreciation) depreciation of
  investments                                                      (39,874,652)
  Change in net unrealized (appreciation) depreciation of
  forwards                                                             (17,252)
  Change in net unrealized (appreciation) depreciation of
  foreign currencies                                                    (1,177)
  Federal corporate income taxes on retained capital gains          (5,075,001)
  Capital gain and return of capital distributions from
  investments                                                        2,795,875
------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities              (17,483,029)
------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                     (27,064,905)
Change in borrowings                                                45,000,000
------------------------------------------------------------------------------
  Net cash provided by (used in) financing activities               17,935,095
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                        452,066
Cash at the beginning of year                                         (452,066)
------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                         $           --
------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on borrowings during the fiscal year ended December 31, 2006, was $722,789.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $285,728.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, the Fund had no outstanding when-issued/delayed delivery commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains. During the tax year ended December 31, 2006, the Fund retained $14,500,002 of realized long-term capital gains and accrued a provision for Federal corporate income taxes of $5,075,001, the net of which has been reclassified to Paid-in surplus.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2006, the character of distributions to the Fund from the REITs was 58.28% ordinary income, 22.05% long-term and short-term capital gains, and 19.67% return of REIT capital. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 46.22% ordinary income, 37.32% long-term and short-term capital gains, and 16.46% return of REIT capital.

For the fiscal years ended December 31, 2006 and December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2006 and December 31, 2005, are reflected in the accompanying financial statements.

FundPreferred Shares
The Fund has issued and outstanding 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Foreign Currency Translation
To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates on investments and derivative transactions, if any, are included with Net realized gain (loss) from foreign currencies and Change in net unrealized appreciation (depreciation) of foreign currencies in the Statement of Operations.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions. The Fund may engage in foreign currency forward, options and futures contracts. To the extent that the Fund invests in contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Notes to
    FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts
Generally, the Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by the Fund. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                            YEAR            YEAR
                                                           ENDED           ENDED
                                                        12/31/06        12/31/05
--------------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of
  distributions                                           15,035              --
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2006, aggregated $241,335,031 and $212,747,756, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and Federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments was $460,151,033.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

----------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                   $96,520,167
  Depreciation                                                    (3,658,120)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                                    $92,862,047
----------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's tax year end, were as follows:

----------------------------------------------------------------------------
Undistributed net ordinary income *                                     $ --
Undistributed net long-term capital gains                                 --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during tax years ended, December 31, 2006 and December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $24,569,542
Distributions from net long-term capital gains **                  8,394,162
----------------------------------------------------------------------------

2005
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $20,166,376
Distributions from net long-term capital gains                    16,120,736
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                            FUND-LEVEL FEE RATE
---------------------------------------------------------------------------
For the first $500 million                                            .7000%
For the next $500 million                                             .6750
For the next $500 million                                             .6500
For the next $500 million                                             .6250
For Managed Assets over $2 billion                                    .6000
---------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

COMPLEX-LEVEL ASSETS (1)                                 COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
-------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
SEPTEMBER 30,                             SEPTEMBER 30,
-------------------------------------------------------------------------------
2003 *                             .32%   2008                              .32%
2004                               .32    2009                              .24
2005                               .32    2010                              .16
2006                               .32    2011                              .08
2007                               .32
--------------------------------------------------------------------------------

* From the commencement of operations.
The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2006, the Fund had unfunded senior loan commitments of $805,600.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2006, there were no such outstanding participation commitments.

8. BORROWINGS
On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with CITIBANK N.A.'s conduct financing agency, CHARTA, LLC ("CHARTA"). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the fiscal year ended December 31, 2006, the average daily balance of borrowings under the commercial paper program agreement was $17,136,986. The average annualized interest rate on such borrowings was 5.43%. In addition to the interest expense, the Fund also pays a .21% per annum program fee and a .10% per annum liquidity fee.

9. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

10. SUBSEQUENT EVENT
Distributions to Common Shareholders.
The Fund declared a distribution of $.1250 per Common share which was paid on February 1, 2007, to shareholders of record on January 15, 2007.

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                    ------------------------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                        Net      Investment    from Capital
                           Common                  Realized/       Income to        Gains to
                            Share          Net    Unrealized   FundPreferred   FundPreferred
                        Net Asset   Investment          Gain          Share-          Share-
                            Value    Income(a)     (Loss)(b)        holders+        holders+   Total
------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                    $   16.88   $      .99   $      2.98   $        (.13)  $        (.15)   3.69
2005                        16.85          .83          1.00            (.09)           (.10)   1.64
2004                        15.13          .81          2.23            (.06)           (.03)   2.95
2003(c)                     14.33          .18          1.01            (.01)             --    1.18
------------------------------------------------------------------------------------------------------------------

                                  Less Distributions
                       ----------------------------------------

                              Net                                      Offering
                       Investment    Capital                          Costs and      Ending
                        Income to   Gains to       Tax            FundPreferred      Common
                           Common     Common    Return                    Share       Share
                           Share-     Share-        of             Underwriting   Net Asset
                          holders    holders   Capital    Total       Discounts       Value
------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                   $     (.98)   $ (.37)   $    --   $(1.35)  $          --   $   19.22
2005                         (.71)     (.90)        --    (1.61)             --       16.88
2004                         (.81)     (.41)      (.01)   (1.23)             --       16.85
2003(c)                      (.18)     (.02)      (.01)    (.21)           (.17)      15.13
------------------------------------------------------------------------------------------------------------------

                          FundPreferred Shares at End of Period             Borrowings at End of Period
                    -------------------------------------------------       ----------------------------
                      Aggregate                                               Aggregate
                         Amount           Liquidation           Asset            Amount            Asset
                    Outstanding            and Market        Coverage       Outstanding         Coverage
                          (000)       Value Per Share       Per Share             (000)       Per $1,000
------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                $   120,000       $        25,000       $ 105,715       $    45,000       $   12,276
2005                    120,000                25,000          95,857                --               --
2004                    120,000                25,000          95,718                --               --
2003(c)                 120,000                25,000          88,414                --               --
------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
     - The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 Federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding 2006 total return on market value and net asset value when this benefit is included are 40.37% and 24.26%, respectively.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
     - Each ratio includes the effect of the interest expense paid on borrowings as follows:

                                                     Ratio of Borrowings Interest
                                                              Expense to Average
                                                        Net Assets Applicable to
                                                                   Common Shares
        ------------------------------------------------------------------------
        2006                                                               .26%
        2005                                                                --
        2004                                                                --
        2003(c)                                                             --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of Federal corporate income taxes on long-term capital gains retained by the Fund of $0.25 per share for the fiscal year ended December 31, 2006.
(c) For the period September 25, 2003 (commencement of operations) through December 31, 2003.

                Total Returns                                     Ratios/Supplemental Data
              -----------------   ----------------------------------------------------------------------------------------
                          Based                  Ratios to Average Net Assets    Ratios to Average Net Assets
                             on                   Applicable to Common Shares     Applicable to Common Shares
                         Common     Ending Net    Before Credit/Reimbursement    After Credit/Reimbursement***
                Based     Share         Assets   -----------------------------   -----------------------------
     Ending        on       Net     Applicable                             Net                             Net   Portfolio
     Market    Market     Asset      to Common                      Investment                      Investment    Turnover
     Value    Value**   Value**   Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
--------------------------------------------------------------------------------------------------------------------------
     $21.03     38.72%   22.66%   $    387,432          1.70%           5.03%           1.26%           5.47%           44%
      16.35     16.36    10.21         340,113          1.42            4.53             .99            4.96            49
      15.57      8.04    20.44         339,446          1.50            4.74            1.06            5.19            46
      15.65      5.76     7.04         304,387         1.26*           4.51*             .87*          4.89*            28
--------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

REINVEST AUTOMATICALLY
       EASILY AND CONVENIENTLY

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund amended the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DISTRIBUTION INFORMATION

Nuveen Diversified Dividend and Income Fund (JDD) designates 15.75% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 20.63% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools
                                                                     EAN-B-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Diversified Dividend and Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                         AUDIT FEES BILLED      AUDIT-RELATED FEES             TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND (1)         BILLED TO FUND (2)       BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                            $29,000                    $0                     $800                  $950
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                    0%                       0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
December  31, 2005                            $27,000                    $0                     $829                  $900
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                    0%                       0%                    0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)" All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                       AUDIT-RELATED FEES                  TAX FEES BILLED TO                ALL OTHER FEES
                                       BILLED TO ADVISER AND                    ADVISER AND                 BILLED TO ADVISER
                                          AFFILIATED FUND                     AFFILIATED FUND              AND AFFILIATED FUND
                                         SERVICE PROVIDERS                  SERVICE PROVIDERS (1)           SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                              $0                                $5,400                            $0
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                                    0%                            0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
December  31, 2005                              $0                                $4,950                            $0
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                                    0%                            0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $288,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                     TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                        BILLED TO FUND         REPORTING OF THE FUND)               ENGAGEMENTS)          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                         $1,750                      $5,400                            $0               $7,150
December 31, 2005                          $1,729                      $4,950                            $0               $6,679

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("SC-R&M"), Wellington Management Company, LLC ("Wellington") and Symphony Asset Management, LLC ("Symphony") (NWQ, SC-R&M, Wellington and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NWQ

     NWQ's Proxy Voting Policies and Procedures apply to securities held in client accounts over which NWQ Investment Management Company, LLC ("NWQ") has voting authority. NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has a Proxy Voting Committee to supervise the proxy voting process, including the identifying material conflicts of interest. Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. As a general matter, unless otherwise restricted
NWQ reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients' best interests.

     Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines. Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, NWQ may (i) vote in accordance with the recommendation of an alternative independent third party (who may be an proxy voting service) or (ii) disclose the conflict to the client, obtain the client's consent to vote, and make the proxy voting determination itself (and document the basis for the decision).

    NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. NWQ may decline to vote proxies where the voting would in NWQ's judgment result in some other financial, administrative, legal or regulatory disability or burden to NWQ or the client (such as blocking subsequent purchases or imputing control with respect to the issuer). To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies.

    NWQ shall retain required records relating to the voting of proxies and shall provide a client with information on how NWQ voted proxies on behalf of the client as requested.

SC-R&M

     SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

     Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

     To oversee and monitor the proxy-voting process, SC-R&M will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

     A copy of the SC-R&M's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

WELLINGTON

     The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

SYMPHONY

     Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

     In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

     Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") for a portion of the registrant's equity investments, Wellington Management Company, LLP ("Wellington Management") for a portion of the registrant's debt investments, Symphony Asset Management, LLC ("Symphony") for an additional portion of the registrant's debt investments and NWQ Investment Company, LLC ("NWQ") for an additional portion of the registrant's equity investments, (SC-R&M, Wellington, Symphony and NWQ are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

ITEM 8 (a)(1).  PORTFOLIO MANAGEMENT TEAM

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 31 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 23 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 18 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

DAVID E. ROSENBAUM is a Managing Director of Security Capital Research & Management Incorporated where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies. Previously, he was an Associate in the New York and Chicago offices of Lazard Freres & Co. LLC, where he executed merger and acquisition transactions for real estate and hotel companies. Mr. Rosenbaum has 14 years of experience in the real estate securities industry and holds a BA from Yale University.

ITEM 8 (a)(2). OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

-----------------------------------------------------------------------------------------
 Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
             Security Capital Research & Management Incorporated ("Adviser")
-----------------------------------------------------------------------------------------
(a)(1) Identify
portfolio manager(s)  (a)(2) For each person identified in column (a)(1), provide of the Adviser to be  number of accounts other than the Funds managed by the
named in the Fund     person within each category below and the total assets in
prospectus            the accounts managed within each category below
--------------------------------------------------------------------------------------------
                        Registered            Other Pooled
                        Investment            Investment              Other
                        Companies             Vehicles                Accounts
--------------------------------------------------------------------------------------------
                        Number    Total       Number     Total        Number    Total
                        of        Assets      of         Assets       of        Assets
                        Accounts  ($billions) Accounts   ($billions)  Accounts  ($billions)
--------------------------------------------------------------------------------------------
Anthony R. Manno Jr.      4       $1.2          1        $1.5         534       $2.3
--------------------------------------------------------------------------------------------

Kenneth D. Statz          4       $1.2          1        $1.5         534       $2.3
--------------------------------------------------------------------------------------------

Kevin W. Bedell           4       $1.2          1        $1.5         534       $2.3
--------------------------------------------------------------------------------------------

David E. Rosenbaum        4       $1.2          1        $1.5         534       $2.3
--------------------------------------------------------------------------------------------


                                         (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
                                         categories in column (a)(2), provide number of
                                         accounts and the total assets in the accounts with
                                         respect to which the ADVISORY FEE IS BASED ON THE
                                         PERFORMANCE OF THE ACCOUNT
-------------------------------------------------------------------------------------------------------------
                                                              Other
                                         Registered           Pooled
                                         Investment           Investment             Other
                                         Companies            Vehicles               Accounts
-------------------------------------------------------------------------------------------------------------
                                         Number               Number                Number
                                         of          Total    of         Total      of         Total Assets
                                         Accounts    Assets   Accounts   Assets     Accounts   ($billions)
-------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.                        -          -          -        -            3         $0.3
-------------------------------------------------------------------------------------------------------------

Kenneth D. Statz                            -          -          -        -            3         $0.3
-------------------------------------------------------------------------------------------------------------

Kevin W. Bedell                             -          -          -        -            3         $0.3
-------------------------------------------------------------------------------------------------------------

David E. Rosenbaum                          -          -          -        -            3         $0.3
-------------------------------------------------------------------------------------------------------------



POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the "Funds"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing SC-R&M's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8 (a)(3).  FUND MANAGER COMPENSATION

The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each Portfolio Manager. Cash bonuses are variable and are focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the Portfolio Manager. Portfolio Manager compensation is not based on the value of assets held in the Fund's portfolio.

ITEM 8 (a)(4).

OWNERSHIP OF JDD SECURITIES AS DECEMBER 31, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      $10,001-      $50,001-        $100,001-       $500,001 -       OVER
Portfolio Manager      None          $1-$10,000       $50,000       $100,000        $500,000        $1,000,000       $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno, Jr.  X
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz       X
-----------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell        X
-----------------------------------------------------------------------------------------------------------------------------------
David E. Rosenbaum     X
-----------------------------------------------------------------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY:

JAMES W. VALONE, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8 (a)(2).  Other Accounts Managed

-----------------------------------------------------------------------------------------
(a)(1) Identify        (a)(2) For each person identified in column (a)(1), provide
portfolio manager(s)   number of accounts other than the Funds managed by the
of the Adviser to be   person within each category below and the total assets in
named in the Fund      the accounts managed within each category below
prospectus
-----------------------------------------------------------------------------------------
                     Registered            Other Pooled
                     Investment            Investment              Other
                     Companies             Vehicles                Accounts
-----------------------------------------------------------------------------------------
                   Number                  Number     Total        Number    Total
                   of          Total       of         Assets       of        Assets
                   Accounts    Assets      Accounts   ($millions)  Accounts  ($millions)
-----------------------------------------------------------------------------------------
James W. Valone       1        $872,534      19       $3,012         11      $496,921
-----------------------------------------------------------------------------------------

                    (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
                    categories in column (a)(2), provide number of
                    accounts and the total assets in the accounts with
                    respect to which the ADVISORY FEE IS BASED ON THE
                    PERFORMANCE OF THE ACCOUNT
---------------------------------------------------------------------------------------
                                         Other
                    Registered           Pooled
                    Investment           Investment             Other
                    Companies            Vehicles               Accounts
---------------------------------------------------------------------------------------
                    Number               Number    Total       Number
                    of         Total     of        Assets      of         Total Assets
                    Accounts   Assets    Accounts  ($millions) Accounts   ($millions)
---------------------------------------------------------------------------------------
James W. Valone       -        -           5        $260,724      1       $105.791
---------------------------------------------------------------------------------------


POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professional primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. The Portfolio Manager also manages a hedge fund, which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

ITEM 8 (a)(3).  Fund Manager Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager's incentive payments are based solely on the revenues earned by Wellington Management and are not directly linked to the performance of the account. Wellington Management applies similar incentive structures to other similar portfolios managed by the Portfolio Manager. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

ITEM 8 (a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2006.

------------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                     $1-      $10,001-   $50,001-     $100,001-    $500,001-      OVER
MANAGER             NONE      $10,000  $50,000    $100,000     $500,000     $1,000,000     $1,000,000
-------------------------------------------------------------------------------------------------------
James W. Valone      X
-------------------------------------------------------------------------------------------------------

SYMPHONY

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES:

GUNTHER STEIN, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for High Yield strategies at Symphony and is the lead portfolio manager of Symphony's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

LENNY MASON, Fixed-Income Portfolio Manager

Lenny Mason is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its five-member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.


Item 8 (a)(2). Other Accounts Managed


                                          Gunther Stein           Lenny Mason
(a) RICs
Number of accts                                  7                      7
Assets ($000s)                             $ 1,420                $ 1,420

(b) Other pooled accts
Non-performance fee accts
   Number of accts                               3                      3
   Assets ($000s)                          $   432                $   432
Performance fee accts
   Number of accts                               8                      2
   Assets ($000s)                          $ 1,175                $    66

(c) Other
Non-performance fee accts
   Number of accts                               2                      1
   Assets ($000s)                          $    30                $    37
Performance fee accts

   Number of accts                               2                     --
   Assets ($000s)                          $ 295.3                $    --
Dollar amounts are in millions


POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8 (a)(3). Fund Manager Compensation

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

ITEM 8 (a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2006.

------------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                   $1-      $10,001-   $50,001-     $100,001-    $500,001-      OVER
MANAGER           NONE      $10,000  $50,000    $100,000     $500,000     $1,000,000     $1,000,000
-------------------------------------------------------------------------------------------------------
Gunther Stein      X
-------------------------------------------------------------------------------------------------------
Lenny Mason        X
-------------------------------------------------------------------------------------------------------

NWQ

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY:

JON D. BOSSE, CFA, Chief Investment Officer and Portfolio Manager

Jon Bosse is Chief Investment Officer of NWQ, co-president of NWQ (since June
2006) and has been a Managing Director of NWQ since 1996.

Item 8 (a)(2). Other Accounts Managed


                                     Jon Bosse
(a) RICs
Number of accts                                6
Assets ($000s)                       $ 1,960,519

(b) Other pooled accts
Non-performance fee accts
   Number of accts                             9
   Assets ($000s)                    $ 1,305,694

(c) Other
Non-performance fee accts
   Number of accts                        49,880
   Assets ($000s)                    $28,768,533
Performance fee accts
   Number of accts                             7
   Assets ($000s)                    $   376,290


POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

          - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

          - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

          - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8 (a)(3). Fund Manager Compensation

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

ITEM 8 (a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2006.

------------------------------------------------------------------------------------------------------
NAME OF
PORTFOLIO                   $1-      $10,001-   $50,001-     $100,001-    $500,001-      OVER
MANAGER           NONE      $10,000  $50,000    $100,000     $500,000     $1,000,000     $1,000,000
------------------------------------------------------------------------------------------------------
Jon Bosse          X
------------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.